UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                               -------------------


                                    FORM 8-K


              CURRENT REPORT Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest reported event): October 1, 2014

                             EMPIRE GLOBAL CORP.
            (Exact name of registrant as specified in its charter)

   DELAWARE                       0 - 50045                     33-0823179
(State or other           (Commission File Number)            (I.R.S. Employer
jurisdiction of                                         Identification Number)
incorporation or
organization)


                              671 Westburne Dr.
                      Concord, Ontario L4K 4Z1, Canada
                  (Address of principal executive offices)


                              (647) 229-0136
                      (Registrant's telephone number)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registration under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))













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Item 8.01 OTHER EVENTS

The Company reports the extension of the Closing Date of the Share Purchase Agreement to acquire Streamlogue Holdings Ltd. on consent until the completion of the audit of the financial statements. The Company expects the audit to be completed on or about October 31, 2014 or as soon as practicable thereafter.

The Company will file a report on form 8-k under Item 2.01 upon completion of the acquisition of Streamlogue Holdings Ltd. as required.

In addition, the Company reports the extension of the option to repurchase shares issued pursuant to the Share Purchase Agreement to acquire Multigioco Srl to October 31, 2014.




                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



DATED:  October 1, 2014.                EMPIRE GLOBAL CORP.


                                     Per: /s/ MICHELE CIAVARELLA
                                          -----------------------------
                                          MICHELE CIAVARELLA, B.Sc.
                                          Chairman of the Board and
                                          Chief Executive Officer